UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments:

Putnam Absolute Return 700 Fund

The fund's portfolio
1/31/16 (Unaudited)

COMMON STOCKS (40.0%)(a)
			Shares	Value

Basic materials (0.9%)

Bemis Co., Inc.			19,400	$928,678

Braskem SA Class A (Preference) (Brazil)			56,300	337,817

China Lesso Group Holdings, Ltd. (China)			2,194,000	1,199,120

Gerdau S.A. (Preference) (Brazil)			1,030,100	927,136

Graphic Packaging Holding Co.			101,100	1,148,496

Hyosung Corp. (South Korea)			24,428	2,233,717

Lee & Man Paper Manufacturing, Ltd. (China)			465,000	263,029

PTT Global Chemical PCL (Thailand)			1,729,800	2,602,022

Sherwin-Williams Co. (The)			5,700	1,457,319

Sonoco Products Co.			17,100	675,621

				11,772,955
Capital goods (2.6%)

Allison Transmission Holdings, Inc.			80,500	1,915,095

AptarGroup, Inc.			8,400	612,360

Avery Dennison Corp.			38,800	2,362,532

Boeing Co. (The)			34,100	4,096,433

BWX Technologies, Inc.			22,700	679,638

Crown Holdings, Inc.(NON)			20,700	949,716

General Dynamics Corp.			50,900	6,808,893

Lockheed Martin Corp.			2,300	485,300

Northrop Grumman Corp.			35,300	6,532,618

Raytheon Co.			54,700	7,014,728

Waste Management, Inc.			89,600	4,744,320

				36,201,633
Communication services (2.7%)

AT&T, Inc.			92,500	3,335,550

China Mobile, Ltd. (China)			571,500	6,232,543

DISH Network Corp. Class A(NON)			263,900	12,738,436

Globe Telecom, Inc. (Philippines)			39,930	1,567,237

Juniper Networks, Inc.			190,400	4,493,440

Verizon Communications, Inc.			178,317	8,910,500

				37,277,706
Consumer cyclicals (5.5%)

Automatic Data Processing, Inc.			84,400	7,012,796

AutoZone, Inc.(NON)			7,900	6,062,381

Barloworld, Ltd. (South Africa)			320,475	1,432,444

Belle International Holdings, Ltd. (China)			1,224,000	825,935

China Dongxiang Group Co., Ltd. (China)			2,738,000	544,513

CJ E&M Corp. (South Korea)(NON)			17,963	1,392,609

Clorox Co. (The)			4,200	542,010

Copart, Inc.(NON)			19,400	650,094

Dolby Laboratories, Inc. Class A			10,400	374,504

Dollar General Corp.			88,900	6,672,834

Ecolab, Inc.			9,200	992,404

Gartner, Inc.(NON)			13,800	1,212,882

Hankook Tire Co., Ltd. (South Korea)			7,015	273,884

Home Depot, Inc. (The)			7,900	993,504

Hyatt Hotels Corp. Class A(NON)			15,500	599,540

Imperial Holdings, Ltd. (South Africa)			28,849	223,566

John Wiley & Sons, Inc. Class A			8,800	367,840

Kia Motors Corp. (South Korea)			73,296	2,800,220

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)			1,068,407	2,550,004

KOC Holding AS (Turkey)			96,752	388,464

Liberty Media Corp. Class A(NON)			30,500	1,116,910

MSG Networks, Inc.(NON)			23,000	402,270

News Corp. Class B			25,500	340,425

NIKE, Inc. Class B			129,900	8,055,099

O'Reilly Automotive, Inc.(NON)			14,800	3,861,320

Omnicom Group, Inc.			2,972	217,996

Scotts Miracle-Gro Co. (The) Class A			8,700	597,516

ServiceMaster Global Holdings, Inc.(NON)			38,900	1,641,969

Sirius XM Holdings, Inc.(NON)			956,400	3,538,680

Target Corp.			96,700	7,003,014

Thomson Reuters Corp. (Canada)			38,300	1,432,420

Top Glove Corp. Bhd (Malaysia)			674,800	882,336

Truworths International, Ltd. (South Africa)			318,523	1,986,592

Twenty-First Century Fox, Inc.			154,500	4,186,950

Vantiv, Inc. Class A(NON)			70,400	3,312,320

Visteon Corp.			19,800	1,324,224

Wal-Mart Stores, Inc.			4,600	305,256

World Fuel Services Corp.			13,900	541,405

				76,659,130
Consumer staples (4.7%)

Altria Group, Inc.			142,831	8,728,402

AMBEV SA (Brazil)			582,500	2,717,498

Arca Continental SAB de CV (Mexico)			266,323	1,599,898

Colgate-Palmolive Co.			79,900	5,395,647

Constellation Brands, Inc. Class A			44,100	6,724,368

Gruma SAB de CV Class B (Mexico)			194,488	2,931,622

Hormel Foods Corp.			33,300	2,677,653

JBS SA (Brazil)			837,451	2,261,231

Kroger Co. (The)			171,900	6,671,439

KT&G Corp. (South Korea)			34,493	2,982,617

LG Household & Health Care, Ltd. (South Korea)			3,540	2,950,188

Match Group, Inc.(NON)			34,700	435,485

McDonald's Corp.			70,168	8,685,395

PepsiCo, Inc.			63,100	6,265,830

Sao Martinho SA (Brazil)			44,401	530,618

Sysco Corp.			95,300	3,793,893

				65,351,784
Energy (2.0%)

Bangchak Petroleum PCL (The) (Thailand)			1,841,800	1,507,665

Ecopetrol SA ADR (Colombia)			281,366	1,811,997

Exxon Mobil Corp.			156,331	12,170,368

Frank's International NV (Netherlands)			18,200	266,266

Occidental Petroleum Corp.			55,900	3,847,597

Schlumberger, Ltd.			75,800	5,478,066

Thai Oil PCL (Thailand)			1,021,400	1,836,562

Tupras Turkiye Petrol Rafinerileri AS (Turkey)(NON)			55,758	1,418,248

				28,336,769
Financials (8.2%)

Agricultural Bank of China, Ltd. (China)			8,105,000	2,898,472

Allied World Assurance Co. Holdings AG			39,500	1,445,305

American Capital Agency Corp.(R)			215,000	3,670,050

American Financial Group, Inc.			14,000	993,720

Annaly Capital Management, Inc.(R)			86,600	822,700

Aspen Insurance Holdings, Ltd.			17,000	790,670

Assurant, Inc.			6,800	552,908

AvalonBay Communities, Inc.(R)			27,200	4,664,528

Banco Bradesco SA ADR (Brazil)			252,577	1,154,277

Bank of Communications Co., Ltd. (China)			4,208,000	2,579,494

Broadridge Financial Solutions, Inc.			22,700	1,215,812

BS Financial Group, Inc. (South Korea)			109,851	831,051

Capital One Financial Corp.			104,000	6,824,480

Care Capital Properties, Inc.(R)			20,400	610,776

Cathay Financial Holding Co., Ltd. (Taiwan)			1,544,000	1,692,816

Chimera Investment Corp.(R)			85,200	1,055,628

China Cinda Asset Management Co., Ltd. (China)			6,485,000	2,043,310

China Construction Bank Corp. (China)			4,196,000	2,585,389

China Merchants Bank Co., Ltd. (China)			669,500	1,301,730

Chongqing Rural Commercial Bank Co., Ltd. (China)			4,408,000	2,257,126

CITIC, Ltd. (China)			931,000	1,324,759

CoreLogic, Inc.(NON)			18,700	667,590

DAMAC Properties Dubai Co. PJSC (United Arab Emirates)(NON)			2,715,244	1,723,080

Discover Financial Services			12,500	572,375

Dubai Islamic Bank PJSC (United Arab Emirates)			540,122	852,277

Endurance Specialty Holdings, Ltd.			11,400	706,002

Equity Commonwealth(NON)(R)			23,300	626,537

Everest Re Group, Ltd.			7,286	1,303,757

Four Corners Property Trust, Inc.(R)			30,600	517,140

Hanover Insurance Group, Inc. (The)			2,600	211,874

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)			63,556	1,723,490

Industrial & Commercial Bank of China, Ltd. (China)			1,830,000	959,803

Industrial Bank of Korea (South Korea)			263,792	2,548,704

Liberty Holdings, Ltd. (South Africa)			234,727	1,657,116

Macquarie Mexico Real Estate Management SA de CV (Mexico)(R)			496,048	586,634

MFA Financial, Inc.(R)			112,200	712,470

MMI Holdings, Ltd. (South Africa)			378,141	541,674

Moscow Exchange MICEX-RTS OAO (Russia)			1,938,131	2,473,912

People's Insurance Co. Group of China, Ltd. (China)			5,633,000	2,272,501

PICC Property & Casualty Co., Ltd. (China)			378,000	649,877

PNC Financial Services Group, Inc. (The)			66,700	5,779,555

Popular, Inc. (Puerto Rico)			27,100	681,294

Porto Seguro SA (Brazil)			50,751	332,055

ProAssurance Corp.			11,100	556,332

Public Storage(R)			7,600	1,927,056

Reinsurance Group of America, Inc.			9,100	766,493

RenaissanceRe Holdings, Ltd.			11,054	1,245,233

RMB Holdings, Ltd. (South Africa)			505,425	1,801,400

Sberbank of Russia PJSC ADR (Russia)			551,486	3,050,490

Shinhan Financial Group Co., Ltd. (South Korea)			26,836	861,633

SLM Corp.(NON)			173,300	1,109,120

Starwood Property Trust, Inc.(R)			94,200	1,793,568

Synchrony Financial(NON)			227,600	6,468,392

Taishin Financial Holding Co., Ltd. (Taiwan)			6,595,000	2,146,576

TCF Financial Corp.			46,200	554,862

Two Harbors Investment Corp.(R)			112,600	855,760

U.S. Bancorp			64,800	2,595,888

Validus Holdings, Ltd.			24,200	1,070,608

Voya Financial, Inc.			74,300	2,272,094

Wells Fargo & Co.			213,380	10,718,077

XL Group PLC			122,000	4,423,720

				113,632,020
Health care (4.3%)

AmerisourceBergen Corp.			66,900	5,991,564

Bio-Rad Laboratories, Inc.(NON)			4,600	587,006

Cardinal Health, Inc.			63,828	5,193,684

Charles River Laboratories International, Inc.(NON)			7,100	527,033

DaVita HealthCare Partners, Inc.(NON)			43,600	2,926,432

Johnson & Johnson			116,685	12,186,581

McKesson Corp.			36,600	5,891,868

MEDNAX, Inc.(NON)			16,000	1,111,360

Merck & Co., Inc.			63,927	3,239,181

PerkinElmer, Inc.			27,600	1,333,632

Pfizer, Inc.			299,600	9,134,804

Richter Gedeon Nyrt (Hungary)			144,823	2,825,848

Thermo Fisher Scientific, Inc.			52,000	6,867,120

Waters Corp.(NON)			13,300	1,612,093

				59,428,206
Technology (6.3%)

Accenture PLC Class A			60,500	6,385,170

Amdocs, Ltd.			30,700	1,680,518

Apple, Inc.			59,305	5,772,749

Brocade Communications Systems, Inc.			129,700	1,035,006

Cisco Systems, Inc.			356,200	8,473,998

Computer Sciences Corp.			25,300	811,371

CSRA, Inc.			28,700	768,586

DST Systems, Inc.			26,800	2,824,988

eBay, Inc.(NON)			255,500	5,994,030

Fidelity National Information Services, Inc.			25,900	1,547,007

Fiserv, Inc.(NON)			41,600	3,933,696

Genpact, Ltd.(NON)			29,600	708,032

Gentex Corp.			18,300	250,527

Hon Hai Precision Industry Co., Ltd. (Taiwan)			1,779,000	4,171,940

Honeywell International, Inc.			2,500	258,000

Ingram Micro, Inc. Class A			34,600	975,720

Leidos Holdings, Inc.			17,100	788,652

Maxim Integrated Products, Inc.			178,700	5,968,580

Microsoft Corp.			54,423	2,998,163

NetEase, Inc. ADR (China)			16,802	2,623,464

Paychex, Inc.			108,500	5,192,810

Pegatron Corp. (Taiwan)			1,390,000	3,174,637

Radiant Opto-Electronics Corp. (Taiwan)			1,271,000	2,506,786

Samsung Electronics Co., Ltd. (South Korea)			8,905	8,596,097

Synopsys, Inc.(NON)			29,900	1,282,710

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			125,657	2,808,434

Tencent Holdings, Ltd. (China)			125,200	2,365,288

WNS Holdings, Ltd. ADR (India)(NON)			63,422	1,819,577

Xilinx, Inc.			29,600	1,487,992

				87,204,528
Transportation (1.1%)

China Southern Airlines Co., Ltd. (China)			3,894,000	2,345,651

OHL Mexico SAB de CV (Mexico)(NON)			454,815	426,034

Southwest Airlines Co.			5,100	191,862

TAV Havalimanlari Holding AS (Turkey)			62,779	372,806

Turk Hava Yollari AO (Turkey)(NON)			865,458	2,147,614

United Parcel Service, Inc. Class B			77,599	7,232,227

Yangzijiang Shipbuilding Holdings, Ltd. (China)			3,344,800	2,203,776

				14,919,970
Utilities and power (1.7%)

AK Transneft OAO (Preference) (Russia)(NON)			656	1,650,441

American Electric Power Co., Inc.			45,900	2,798,523

American Water Works Co., Inc.			18,900	1,226,799

China Resources Power Holdings Co., Ltd. (China)			400,000	682,117

Huadian Power International Corp., Ltd. (China)			2,946,000	1,747,968

Huaneng Power International, Inc. (China)			1,184,000	963,469

Korea Electric Power Corp. (South Korea)			75,540	3,327,183

PG&E Corp.			71,600	3,931,556

Southern Co. (The)			141,100	6,902,612

				23,230,668

Total common stocks (cost $559,842,242)				$554,015,369

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (31.4%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)

Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045			$187,224	$211,237
4.654s, June 20, 2045			806,957	910,374
4.554s, May 20, 2045			401,019	450,889
4.524s, June 20, 2065			423,453	474,065
4.516s, June 20, 2045			395,659	442,862
4.468s, May 20, 2065			804,840	897,030
4.413s, June 20, 2065			198,049	220,806
3 1/2s, TBA, February 1, 2046			12,000,000	12,656,250

				16,263,513
U.S. Government Agency Mortgage Obligations (30.2%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, with due dates from October 1, 2045 to December 1, 2045			2,981,655	3,126,257

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038			1,734,314	1,951,242
5 1/2s, TBA, March 1, 2046			1,000,000	1,116,094
5 1/2s, TBA, February 1, 2046			1,000,000	1,116,094
4 1/2s, November 1, 2044			1,600,000	1,741,250
4 1/2s, TBA, February 1, 2046			1,000,000	1,087,031
4s, with due dates from January 1, 2041 to May 1, 2044(FWC)			1,735,924	1,867,654
3 1/2s, with due dates from June 1, 2042 to January 1, 2046			1,689,244	1,772,696
3 1/2s, TBA, March 1, 2046			20,000,000	20,887,500
3 1/2s, TBA, February 1, 2046			28,000,000	29,323,986
3s, with due dates from February 1, 2043 to February 1, 2043			1,577,649	1,614,132
3s, TBA, March 1, 2046			170,000,000	173,101,174
3s, TBA, February 1, 2046			176,000,000	179,616,254

				418,321,364

Total U.S. government and agency mortgage obligations (cost $429,589,824)				$434,584,877

U.S. TREASURY OBLIGATIONS (0.0%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 0.375%, July 15, 2025(i)			$76,082	$75,253

U.S. Treasury Notes 1.375%, August 31, 2020(i)			102,000	103,003

Total U.S. treasury obligations (cost $178,256)				$178,256

MORTGAGE-BACKED SECURITIES (13.3%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (8.0%)

Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 15.858s, 2034			$330,582	$427,103
IFB Ser. 3232, Class KS, IO, 5 7/8s, 2036			527,455	82,744
IFB Ser. 4104, Class S, IO, 5.675s, 2042			777,290	170,469
IFB Ser. 3116, Class AS, IO, 5.675s, 2034			310,530	8,663
IFB Ser. 4087, Class SA, IO, 5 5/8s, 2039			7,224,510	849,954
IFB Ser. 3852, Class NT, 5.575s, 2041			1,841,917	1,892,160
Ser. 3687, Class CI, IO, 5s, 2038			1,353,989	160,062
Ser. 4122, Class TI, IO, 4 1/2s, 2042			1,497,824	235,458
Ser. 4462, IO, 4s, 2045			2,558,439	469,115
Ser. 4425, IO, 4s, 2045			7,810,921	1,074,627
Ser. 4462, Class KI, IO, 4s, 2045			6,908,314	1,194,931
Ser. 4452, Class QI, IO, 4s, 2044			6,292,492	1,038,999
Ser. 4355, Class DI, IO, 4s, 2044			6,099,237	564,789
Ser. 4193, Class PI, IO, 4s, 2043			3,546,302	547,269
Ser. 4121, Class MI, IO, 4s, 2042			4,235,540	919,536
Ser. 4116, Class MI, IO, 4s, 2042			3,648,281	629,168
Ser. 4213, Class GI, IO, 4s, 2041			2,613,161	333,178
Ser. 3996, Class IK, IO, 4s, 2039			4,783,724	577,743
Ser. 4013, Class AI, IO, 4s, 2039			5,743,567	624,735
Ser. 4305, Class KI, IO, 4s, 2038			8,925,264	688,872
Ser. 4369, Class IA, IO, 3 1/2s, 2044			1,782,222	306,250
Ser. 303, Class C18, IO, 3 1/2s, 2043			4,828,258	878,818
Ser. 4150, IO, 3 1/2s, 2043			3,772,919	777,402
Ser. 4141, Class IM, IO, 3 1/2s, 2042			3,590,151	596,177
Ser. 4141, Class IQ, IO, 3 1/2s, 2042			1,778,260	291,624
Ser. 4121, Class AI, IO, 3 1/2s, 2042			6,587,886	1,235,211
Ser. 4122, Class CI, IO, 3 1/2s, 2042			5,612,419	742,792
Ser. 4136, Class IW, IO, 3 1/2s, 2042			3,638,826	489,645
Ser. 4166, Class PI, IO, 3 1/2s, 2041			2,774,400	381,372
Ser. 4097, Class PI, IO, 3 1/2s, 2040			4,574,763	529,950
Ser. 304, Class C37, IO, 3 1/2s, 2027			1,190,005	132,066
Ser. 4150, Class DI, IO, 3s, 2043			3,272,290	406,480
Ser. 4158, Class TI, IO, 3s, 2042			6,345,456	752,508
Ser. 4165, Class TI, IO, 3s, 2042			7,208,580	787,177
Ser. 4134, Class PI, IO, 3s, 2042			8,262,523	997,121
Ser. 4183, Class MI, IO, 3s, 2042			2,425,179	265,315
Ser. 4206, Class IP, IO, 3s, 2041			5,040,640	544,820
Ser. 4433, Class DI, IO, 3s, 2032			7,710,985	704,553
Ser. 4179, Class EI, IO, 3s, 2030			5,808,814	589,255
Ser. 304, Class C45, IO, 3s, 2027			2,552,221	257,658
Ser. 3939, Class EI, IO, 3s, 2026			5,017,610	371,049
FRB Ser. 8, Class A9, IO, 0.469s, 2028			172,134	2,367
FRB Ser. 59, Class 1AX, IO, 0.273s, 2043(F)			420,039	5,033
Ser. 48, Class A2, IO, 0.212s, 2033(F)			623,512	5,957

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 25.368s, 2035			63,491	101,811
IFB Ser. 05-122, Class SE, 21.607s, 2035			156,300	233,109
IFB Ser. 11-4, Class CS, 12.047s, 2040			873,560	1,079,604
IFB Ser. 13-81, Class QS, IO, 5.774s, 2041			2,419,262	349,186
IFB Ser. 12-56, Class SG, IO, 5.574s, 2039			9,381,563	1,112,194
IFB Ser. 13-103, Class SK, IO, 5.494s, 2043			1,248,318	340,260
IFB Ser. 13-101, Class SE, IO, 5.474s, 2043			3,933,999	1,022,239
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.427s, 2025			1,198,000	1,145,111
Ser. 397, Class 2, IO, 5s, 2039			44,202	8,249
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.977s, 2025			253,000	247,004
Ser. 15-4, IO, 4 1/2s, 2045			2,679,014	518,604
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.427s, 2025			989,000	908,974
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.427s, 2025			206,000	190,538
Ser. 421, Class C6, IO, 4s, 2045			4,343,973	734,670
Ser. 14-47, Class IP, IO, 4s, 2044			8,211,849	1,060,946
Ser. 418, Class C24, IO, 4s, 2043			4,377,384	837,790
Ser. 13-44, Class PI, IO, 4s, 2043			1,172,151	168,726
Ser. 12-124, Class UI, IO, 4s, 2042			4,589,919	801,400
Ser. 12-118, Class PI, IO, 4s, 2042			4,299,106	747,002
Ser. 13-11, Class IP, IO, 4s, 2042			4,665,383	782,763
Ser. 12-96, Class PI, IO, 4s, 2041			1,124,074	156,962
Ser. 12-40, Class MI, IO, 4s, 2041			2,782,303	431,950
Ser. 12-22, Class CI, IO, 4s, 2041			4,048,137	580,793
Ser. 12-62, Class MI, IO, 4s, 2041			3,469,656	456,506
Ser. 409, Class C16, IO, 4s, 2040			534,304	84,326
Ser. 14-95, Class TI, IO, 4s, 2039			6,853,101	781,254
Ser. 12-104, Class HI, IO, 4s, 2027			5,360,151	654,702
Ser. 15-10, Class AI, IO, 3 1/2s, 2043			2,163,960	261,410
Ser. 417, Class C24, IO, 3 1/2s, 2042			2,845,581	526,986
Ser. 12-118, Class IC, IO, 3 1/2s, 2042			6,645,673	1,152,401
Ser. 12-136, Class PI, IO, 3 1/2s, 2042			3,056,379	315,933
Ser. 14-10, IO, 3 1/2s, 2042			3,061,242	369,538
Ser. 12-101, Class PI, IO, 3 1/2s, 2040			2,999,912	329,963
Ser. 14-76, IO, 3 1/2s, 2039			7,479,982	909,065
Ser. 12-110, Class BI, IO, 3 1/2s, 2039			3,928,736	389,965
Ser. 13-21, Class AI, IO, 3 1/2s, 2033			3,724,523	634,291
Ser. 78, Class KI, IO, 3 1/2s, 2027			1,592,336	182,525
Ser. 12-151, Class PI, IO, 3s, 2043			2,844,766	339,950
Ser. 13-1, Class MI, IO, 3s, 2043			5,398,162	531,341
Ser. 13-8, Class NI, IO, 3s, 2042			5,036,216	597,691
Ser. 6, Class BI, IO, 3s, 2042			5,939,259	527,406
Ser. 13-35, Class IP, IO, 3s, 2042			2,887,547	287,176
Ser. 13-23, Class PI, IO, 3s, 2041			3,711,817	296,092
Ser. 13-31, Class NI, IO, 3s, 2041			5,340,665	449,932
Ser. 13-7, Class EI, IO, 3s, 2040			4,137,225	574,814
Ser. 12-100, Class WI, IO, 3s, 2027			11,656,148	1,143,424
FRB Ser. 03-W10, Class 1, IO, 0.753s, 2043(F)			219,410	3,612
Ser. 98-W5, Class X, IO, 0.629s, 2028			318,204	15,512
Ser. 98-W2, Class X, IO, 0.058s, 2028			1,053,428	51,355
Ser. 08-36, Class OV, PO, zero %, 2036			21,808	19,105

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.28s, 2036			1,551,185	172,259
Ser. 09-79, Class IC, IO, 6s, 2039			4,834,915	936,765
IFB Ser. 13-129, Class SN, IO, 5.724s, 2043			943,933	161,280
IFB Ser. 13-99, Class VS, IO, 5.675s, 2043			1,121,065	210,771
IFB Ser. 11-70, Class SH, IO, 5.465s, 2041			1,529,820	264,723
Ser. 14-182, Class KI, IO, 5s, 2044			5,715,651	1,136,666
Ser. 14-133, Class IP, IO, 5s, 2044			4,420,531	817,798
Ser. 14-122, Class IC, IO, 5s, 2044			4,093,546	803,154
Ser. 14-163, Class NI, IO, 5s, 2044			3,465,738	648,506
Ser. 14-25, Class QI, IO, 5s, 2044			4,094,015	705,890
Ser. 14-2, Class IC, IO, 5s, 2044			6,005,781	1,276,810
Ser. 13-3, Class IT, IO, 5s, 2043			1,094,186	205,865
Ser. 11-116, Class IB, IO, 5s, 2040			796,664	31,984
Ser. 10-35, Class UI, IO, 5s, 2040(F)			1,568,854	291,872
Ser. 10-20, Class UI, IO, 5s, 2040			1,637,689	287,414
Ser. 10-9, Class UI, IO, 5s, 2040			4,561,113	856,878
Ser. 09-121, Class UI, IO, 5s, 2039			3,448,836	646,933
Ser. 14-3, Class IP, IO, 4 1/2s, 2043			2,276,087	383,293
Ser. 14-108, Class IP, IO, 4 1/2s, 2042			1,240,012	201,118
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			173,590	20,397
Ser. 10-35, Class AI, IO, 4 1/2s, 2040			2,300,988	398,094
Ser. 10-35, Class QI, IO, 4 1/2s, 2040			1,098,053	184,619
Ser. 13-151, Class IB, IO, 4 1/2s, 2040			2,036,580	336,594
Ser. 10-9, Class QI, IO, 4 1/2s, 2040			1,452,705	245,573
Ser. 09-121, Class BI, IO, 4 1/2s, 2039			826,983	182,036
Ser. 09-121, Class CI, IO, 4 1/2s, 2039			3,920,718	858,880
Ser. 13-34, Class PI, IO, 4 1/2s, 2039			4,373,569	540,048
Ser. 10-103, Class DI, IO, 4 1/2s, 2038			2,566,458	144,304
Ser. 15-186, Class AI, IO, 4s, 2045			8,699,404	1,410,260
Ser. 15-99, Class LI, IO, 4s, 2045			4,028,548	457,562
Ser. 15-53, Class MI, IO, 4s, 2045			4,789,643	1,074,973
Ser. 15-40, IO, 4s, 2045			1,369,248	291,253
Ser. 15-40, Class KI, IO, 4s, 2044			3,573,133	738,667
Ser. 14-149, Class IP, IO, 4s, 2044			5,361,745	835,079
Ser. 14-63, Class PI, IO, 4s, 2043			2,001,772	275,444
Ser. 13-24, Class PI, IO, 4s, 2042			1,670,719	249,786
Ser. 12-138, Class AI, IO, 4s, 2042			2,960,672	566,223
Ser. 12-106, Class QI, IO, 4s, 2042			988,906	161,053
Ser. 12-47, Class CI, IO, 4s, 2042			1,797,088	289,125
Ser. 14-104, IO, 4s, 2042			5,090,636	859,707
Ser. 12-50, Class PI, IO, 4s, 2041			2,621,040	360,917
Ser. 14-162, Class DI, IO, 4s, 2038			3,160,678	301,101
Ser. 14-133, Class AI, IO, 4s, 2036			6,191,853	631,198
Ser. 13-53, Class IA, IO, 4s, 2026			2,996,715	361,361
Ser. 15-64, Class PI, IO, 3 1/2s, 2045			5,440,418	661,555
Ser. 15-52, Class IK, IO, 3 1/2s, 2045			6,750,571	1,175,877
Ser. 15-20, Class PI, IO, 3 1/2s, 2045			4,746,371	693,654
Ser. 15-24, Class CI, IO, 3 1/2s, 2045			1,742,196	352,971
Ser. 15-24, Class IA, IO, 3 1/2s, 2045			2,041,547	335,559
Ser. 13-102, Class IP, IO, 3 1/2s, 2043			2,303,854	202,089
Ser. 13-76, IO, 3 1/2s, 2043			5,637,671	649,009
Ser. 13-79, Class PI, IO, 3 1/2s, 2043			4,717,404	553,918
Ser. 13-100, Class MI, IO, 3 1/2s, 2043			3,481,631	348,859
Ser. 13-37, Class JI, IO, 3 1/2s, 2043			2,495,758	273,959
Ser. 12-145, IO, 3 1/2s, 2042			1,640,078	277,656
Ser. 13-14, IO, 3 1/2s, 2042			9,964,317	1,133,840
Ser. 13-27, Class PI, IO, 3 1/2s, 2042			1,325,857	142,225
Ser. 12-92, Class AI, IO, 3 1/2s, 2042			1,891,560	203,220
Ser. 13-37, Class LI, IO, 3 1/2s, 2042			1,794,555	196,296
Ser. 12-141, Class WI, IO, 3 1/2s, 2041			3,151,110	303,799
Ser. 15-36, Class GI, IO, 3 1/2s, 2041			2,579,841	326,892
Ser. 12-71, Class JI, IO, 3 1/2s, 2041			2,414,648	180,712
Ser. 13-157, Class IA, IO, 3 1/2s, 2040			5,268,632	629,665
Ser. 13-90, Class HI, IO, 3 1/2s, 2040			7,227,156	381,666
Ser. 13-79, Class XI, IO, 3 1/2s, 2039			6,297,756	805,851
Ser. 183, Class AI, IO, 3 1/2s, 2039			3,216,731	364,681
Ser. 15-118, Class EI, IO, 3 1/2s, 2039			4,522,742	524,885
Ser. 15-124, Class NI, IO, 3 1/2s, 2039			5,092,407	611,007
Ser. 15-138, Class AI, IO, 3 1/2s, 2039			1,989,782	240,527
Ser. 15-96, Class NI, IO, 3 1/2s, 2039			8,779,744	986,843
Ser. 15-82, Class GI, IO, 3 1/2s, 2038			11,171,665	1,297,030
Ser. 15-124, Class DI, IO, 3 1/2s, 2038			5,493,588	783,122
Ser. 15-24, Class AI, IO, 3 1/2s, 2037			5,816,669	780,484
Ser. 15-24, Class IC, IO, 3 1/2s, 2037			2,744,436	379,350
Ser. 14-145, Class PI, IO, 3 1/2s, 2029			1,860,307	225,785
Ser. 14-115, Class QI, IO, 3s, 2029			3,415,104	320,166
Ser. 13-H08, IO, 2.926s, 2063			9,423,645	795,356
Ser. 15-H20, Class CI, IO, 2.256s, 2065			9,964,039	1,225,265
FRB Ser. 15-H16, Class XI, IO, 2.23s, 2065			9,088,961	1,187,018
Ser. 15-H26, Class DI, IO, 2.228s, 2065			7,771,212	962,076
Ser. 15-H25, Class BI, IO, 2.227s, 2065			10,550,102	1,298,718
Ser. 15-H24, Class HI, IO, 2.019s, 2065			15,838,515	1,355,777
Ser. 15-H09, Class AI, IO, 1.997s, 2065			8,369,672	958,327
Ser. 15-H15, Class JI, IO, 1.937s, 2065			7,435,085	896,671
Ser. 16-H02, Class BI, IO, 1.918s, 2065			8,436,000	904,234
Ser. 15-H19, Class NI, IO, 1.909s, 2065			13,200,549	1,584,066
Ser. 15-H25, Class EI, IO, 1.843s, 2065			9,327,137	1,002,667
Ser. 15-H18, Class IA, IO, 1.827s, 2065			6,844,219	618,717
Ser. 15-H10, Class CI, IO, 1.805s, 2065			13,543,678	1,477,107
Ser. 15-H26, Class GI, IO, 1.793s, 2065			7,543,233	842,579
Ser. 15-H26, Class EI, IO, 1.714s, 2065			9,764,951	1,038,991
Ser. 15-H09, Class BI, IO, 1.697s, 2065			12,049,710	1,204,971
Ser. 15-H10, Class EI, IO, 1.639s, 2065(F)			12,603,235	941,862
Ser. 15-H24, Class BI, IO, 1.617s, 2065			14,156,145	1,013,580
Ser. 15-H25, Class AI, IO, 1.614s, 2065			11,434,742	1,057,714
Ser. 15-H14, Class BI, IO, 1.592s, 2065(F)			15,725,034	1,150,595
Ser. 15-H26, Class CI, IO, 0.578s, 2065			31,424,452	901,882

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026			59,893	—
FRB Ser. 98-2, IO, 1.043s, 2027			37,028	—
FRB Ser. 99-2, IO, 0.84s, 2027			84,629	741
FRB Ser. 98-3, IO, zero %, 2027(F)			42,577	—

				110,562,634
Commercial mortgage-backed securities (2.6%)

Banc of America Commercial Mortgage Trust
Ser. 06-1, Class B, 5.49s, 2045			255,000	254,312
FRB Ser. 07-1, Class XW, IO, 0.504s, 2049			2,259,695	10,760

Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1, Class C, 6.467s, 2051			584,000	574,563

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-5, Class D, 5.56s, 2045			404,253	404,167
FRB Ser. 05-1, Class C, 5.516s, 2042			429,000	402,780
Ser. 05-6, Class G, 5.147s, 2047			443,000	425,280
Ser. 05-3, Class AJ, 4.767s, 2043			225,000	208,739

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-4, Class XC, IO, 0.256s, 2042			137,598	145

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.638s, 2039			332,000	331,378
Ser. 05-PWR7, Class D, 5.304s, 2041			431,000	431,000
Ser. 05-PWR7, Class C, 5.235s, 2041			489,000	488,511
Ser. 05-PWR9, Class C, 5.055s, 2042			281,000	281,000

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.638s, 2039			1,010,000	1,010,000
FRB Ser. 06-PW11, Class C, 5.638s, 2039			384,000	384,000

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.323s, 2044			262,000	250,849

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.989s, 2049			350,000	323,750

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044			604,000	528,478
Ser. 13-LC13, Class E, 3.719s, 2046			391,000	289,483
FRB Ser. 07-C9, Class AJFL, 1.114s, 2049			213,000	204,825

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB Ser. 03-C3, Class AX, IO, 2.188s, 2038			202,904	26

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.64s, 2044			1,793,108	1,757,246

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041			117,399	117,363

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.557s, 2046			336,000	305,562
FRB Ser. 13-GC10, Class E, 4.557s, 2046			750,000	612,180

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X, IO, 0.781s, 2039			44,057,863	25,554

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.714s, 2046			816,000	706,166
FRB Ser. 13-C12, Class E, 4.222s, 2045			1,000,000	733,700

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051			530,500	536,336
FRB Ser. 06-LDP7, Class B, 6.106s, 2045			619,000	303,310
Ser. 06-LDP6, Class AJ, 5.565s, 2043			44,000	43,907
FRB Ser. 05-LDP2, Class E, 4.981s, 2042			463,000	457,027
FRB Ser. 05-LDP2, Class D, 4.941s, 2042			1,000,000	1,019,070
FRB Ser. 07-LDPX, Class X, IO, 0.472s, 2049			9,023,649	47,678

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.384s, 2051			658,000	631,173
FRB Ser. 12-C6, Class F, 5.365s, 2045			432,000	392,731
FRB Ser. 13-C13, Class D, 4.189s, 2046			57,000	49,516
Ser. 13-C13, Class E, 3.986s, 2046			639,000	489,794
Ser. 13-C10, Class E, 3 1/2s, 2047			553,000	391,579
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046			370,000	266,585
Ser. 12-C6, Class G, 2.972s, 2045			800,000	581,360

Key Commercial Mortgage Securities Trust 144A FRB Ser. 07-SL1, Class A2, 5.823s, 2040			29,683	29,630

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.921s, 2039			1,703,000	1,685,970
Ser. 06-C6, Class D, 5.502s, 2039			1,187,000	1,183,047
FRB Ser. 06-C6, Class C, 5.482s, 2039			397,000	371,592
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040			1,823,719	10,418

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.706s, 2038			501,000	459,512
FRB Ser. 05-CIP1, Class B, 5.676s, 2038			113,666	112,556
Ser. 04-KEY2, Class D, 5.046s, 2039			263,000	260,929

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046			97,000	97,040

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049			295,000	293,540
FRB Ser. 06-4, Class XC, IO, 0.805s, 2049			37,433,509	40,428

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.561s, 2046			750,000	685,950
FRB Ser. 13-C11, Class F, 4.561s, 2046			1,024,000	869,588
FRB Ser. 12-C6, Class G, 4 1/2s, 2045			2,827,000	2,242,716
Ser. 13-C13, Class F, 3.707s, 2046			1,547,000	1,090,061

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.683s, 2044			274,000	274,000
Ser. 07-HQ11, Class D, 5.587s, 2044			2,100,000	1,906,131
Ser. 07-HQ11, Class C, 5.558s, 2044			1,181,000	1,180,114
Ser. 06-HQ10, Class B, 5.448s, 2041			1,795,000	1,730,945

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.476s, 2044			569,000	569,000

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045			333,000	295,504
FRB Ser. 13-LC12, Class D, 4.434s, 2046			1,072,000	907,050

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.265s, 2044			305,000	308,996
Ser. 12-C6, Class E, 5s, 2045			533,000	476,321
Ser. 11-C4, Class F, 5s, 2044			851,000	842,830
FRB Ser. 12-C10, Class E, 4.603s, 2045			381,000	287,179
Ser. 13-C12, Class E, 3 1/2s, 2048			570,000	452,979
Ser. 13-C14, Class E, 3 1/4s, 2046			360,000	269,597

				35,205,506
Residential mortgage-backed securities (non-agency) (2.7%)

BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.51s, 2036			850,000	677,922
FRB Ser. 15-RR5, Class 2A3, 1.326s, 2046			460,000	344,954
FRB Ser. 15-RR6, Class 3A2, 1.196s, 2046			440,000	362,340
FRB Ser. 14-RR2, Class 4A3, 0.691s, 2036			660,000	491,290
FRB Ser. 12-RR5, Class 4A8, 0.592s, 2035			2,576,138	2,352,139

Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.352s, 2034			323,783	314,715
FRB Ser. 04-6, Class M2, 2.152s, 2034			1,267,666	1,024,781

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.727s, 2025 (Bermuda)			919,000	886,835

Citigroup Mortgage Loan Trust 144A FRB Ser. 13-9, Class 1A2, 2.58s, 2035			497,323	417,751

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.845s, 2035			574,873	485,014
FRB Ser. 05-27, Class 2A1, 1.635s, 2035			904,505	738,535
FRB Ser. 05-27, Class 1A6, 1.247s, 2035(F)			801,669	605,260
FRB Ser. 06-OA10, Class 1A1, 1.245s, 2046			922,291	677,651
FRB Ser. 06-OA7, Class 1A2, 1.225s, 2046			1,945,106	1,546,359
FRB Ser. 05-38, Class A3, 0.777s, 2035			1,766,749	1,413,519
FRB Ser. 05-59, Class 1A1, 0.756s, 2035			1,675,072	1,340,058
FRB Ser. 06-OC2, Class 2A3, 0.717s, 2036(F)			744,662	666,472
FRB Ser. 06-OA2, Class A1, 0.636s, 2046(F)			1,567,528	1,159,971
FRB Ser. 06-OA10, Class 4A1, 0.617s, 2046			5,997,513	4,468,147
FRB Ser. 06-OC10, Class 2A2A, 0.607s, 2036(F)			924,940	878,693
FRB Ser. 06-OC8, Class 2A2A, 0.547s, 2036(F)			349,732	333,994

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 3.005s, 2036			2,500,000	1,250,000
FRB Ser. 13-2R, Class 4A2, 2.626s, 2036(F)			2,064,594	1,661,998

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1, Class B, 11.927s, 2025			1,157,951	1,180,647
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1, Class B, 9.627s, 2027			268,918	293,008
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA2, Class B, 7.977s, 2027			969,000	875,492

Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes
FRB Ser. 15-HQA2, Class B, 10.927s, 2028			766,000	764,851
FRB Ser. 16-DNA1, Class B, 10.425s, 2028			1,400,000	1,366,260
FRB Ser. 15-DNA3, Class B, 9.777s, 2028			1,290,000	1,218,994

Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.127s, 2028			455,000	445,946

GSAA Home Equity Trust FRB Ser. 05-9, Class M3, 0.957s, 2035			1,000,000	672,916

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2, Class A1C, 0.617s, 2037			729,261	506,836

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.432s, 2034			364,591	313,490

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036			173,774	153,790
FRB Ser. 15-1R, Class 6A9, 0.656s, 2047			1,000,000	595,000

Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A11, 0.727s, 2036			1,793,695	779,992

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.407s, 2034			530,466	495,296
FRB Ser. 05-AR19, Class A1C3, 0.927s, 2045			806,838	681,778
FRB Ser. 05-AR13, Class A1C3, 0.917s, 2045			2,544,363	2,061,132
FRB Ser. 05-AR9, Class A1B, 0.807s, 2045			1,240,725	1,115,970

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6, Class 7A2, 2.76s, 2036			238,452	226,680

				37,846,476

Total mortgage-backed securities (cost $194,238,788)				$183,614,616

CORPORATE BONDS AND NOTES (10.4%)(a)
			Principal amount	Value

Basic materials (2.0%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes 6 7/8s, 2023			$1,945,000	$1,750,500

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)			934,000	868,620

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)			1,045,000	752,400

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)			85,000	77,350

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.7s, 2025 (Mexico)			3,585,000	2,984,513

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023			415,000	254,188

Corp Nacional del Cobre de Chile (CODELCO) 144A sr. unsec. unsub. notes 3 7/8s, 2021 (Chile)			950,000	929,438

Coveris Holding Corp. 144A company guaranty sr. unsec. notes 10s, 2018			1,005,000	952,238

Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)			1,125,000	883,125

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes 8s, 2021			450,000	432,000

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)			805,000	360,238

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2023			1,050,000	1,110,375

HD Supply, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2020			1,500,000	1,560,000

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)			2,431,000	1,495,065

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018			960,000	715,200

Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)			2,310,000	2,130,975

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			3,560,000	3,235,684

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)			1,325,000	1,295,188

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018			835,000	776,550

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. sub. notes 9s, 2017			1,335,000	1,007,925

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022			2,262,000	2,188,485

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2024			390,000	351,975

TMS International Corp. 144A company guaranty sr. unsec. sub. notes 7 5/8s, 2021			685,000	518,888

Univar, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2023			1,073,000	949,605

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes 6 1/4s, 2017 (Brazil)			230,000	229,713

				27,810,238
Capital goods (0.9%)

ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			2,520,000	2,331,000

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			1,338,000	1,421,625

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6 1/2s, 2023 (Canada)			1,000,000	1,017,500

DH Services Luxembourg Sarl 144A company guaranty sr. unsec. sub. notes 7 3/4s, 2020 (Luxembourg)			500,000	493,750

Gates Global, LLC/Gates Global Co. 144A company guaranty sr. unsec. notes 6s, 2022			2,190,000	1,612,388

KION Finance SA 144A sr. unsub. notes 6 3/4s, 2020 (Luxembourg)		EUR	150,000	168,182

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022			$2,540,000	2,374,646

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 8 1/2s, 2020			1,370,000	1,432,335

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023			1,000,000	897,500

TransDigm, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2024			1,000,000	977,500

				12,726,426
Communication services (1.5%)

Altice SA 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Luxembourg)			2,500,000	2,312,500

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020			2,000,000	1,962,500

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. unsec. unsub. notes 5 1/8s, 2021			3,000,000	2,700,000

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)			2,015,000	1,629,883

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2023 (Jamaica)			200,000	171,750

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)			500,000	447,500

Frontier Communications Corp. 144A sr. unsec. notes 8 7/8s, 2020			2,470,000	2,479,263

Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)			140,000	60,900

Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)			700,000	512,750

Sprint Communications, Inc. sr. unsec. notes 7s, 2020			1,500,000	1,102,500

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			1,500,000	1,530,000

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)		EUR	115,000	135,303

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)		EUR	165,000	190,631

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)		GBP	486,000	715,374

West Corp. 144A company guaranty sr. unsec. sub. notes 5 3/8s, 2022			$1,350,000	1,144,125

WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2019			2,025,000	1,908,563

Wind Acquisition Finance SA 144A company guaranty notes 7 3/8s, 2021 (Luxembourg)			1,000,000	950,620

Windstream Services, LLC company guaranty sr. unsec. notes 6 3/8s, 2023			1,955,000	1,412,488

				21,366,650
Consumer cyclicals (1.2%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022			1,000,000	830,000

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)			2,500,000	2,193,750

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023			2,835,000	2,792,475

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018			437,000	244,720

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019			885,000	607,331

JC Penney Corp, Inc. company guaranty sr. unsec. bonds 8 1/8s, 2019			700,000	642,600

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019			2,435,000	1,960,175

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)			1,491,000	1,356,810

Navistar International Corp. company guaranty sr. unsec. notes 8 1/4s, 2021			1,514,000	946,250

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub. notes 8 3/4s, 2021(PIK)			1,475,000	936,625

Owens Corning company guaranty sr. unsec. sub. notes 9s, 2019			47,000	54,781

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			1,300,000	1,339,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018			925,000	659,063

Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022			530,000	498,200

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021			1,250,000	1,128,125

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2023			630,000	584,325

				16,774,230
Consumer staples (0.4%)

BlueLine Rental Finance Corp. 144A notes 7s, 2019			2,573,000	2,019,805

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			1,500,000	1,185,000

Landry's, Inc. 144A company guaranty sr. unsec. sub. notes 9 3/8s, 2020			1,575,000	1,663,594

				4,868,399
Energy (0.9%)

Archrock Partners, LP/Archrock Partners Finance Corp. company guaranty sr. unsec. notes 6s, 2021			600,000	447,000

California Resources Corp. company guaranty sr. unsec. sub. notes 6s, 2024			160,000	30,400

California Resources Corp. 144A company guaranty notes 8s, 2022			428,000	170,130

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)			1,575,000	693,000

Chesapeake Energy Corp. 144A company guaranty notes 8s, 2022			1,299,220	555,417

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			1,000,000	900,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022			500,000	238,750

Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021			1,500,000	217,500

Halcon Resources Corp. 144A company guaranty notes 8 5/8s, 2020			1,405,000	885,150

Laredo Petroleum, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022			943,000	700,178

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			510,000	84,150

Linn Energy, LLC/Linn Energy Finance Corp. 144A company guaranty notes 12s, 2020			1,125,000	399,375

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022			1,048,000	607,840

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)			550,000	395,313

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 3 1/4s, 2017 (Brazil)			1,255,000	1,179,700

Petroleos de Venezuela SA company guaranty sr. unsec. notes Ser. REGS, 8 1/2s, 2017 (Venezuela)			333,333	136,667

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)			2,700,000	1,485,000

Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 8 1/2s, 2017 (Venezuela)			999,999	410,000

Samson Investment Co. company guaranty sr. unsec. notes 9 3/4s, 2020 (In default)(NON)			2,500,000	3,125

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s, 2020			2,600,000	490,750

Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021			1,982,000	1,243,705

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022			2,000,000	1,160,000

				12,433,150
Financials (1.5%)

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025			1,000,000	997,500

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB 8 1/8s, 2038			645,000	694,988

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021			2,375,000	2,084,063

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 4 7/8s, 2019			1,430,000	1,315,600

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s, perpetual maturity (United Kingdom)			200,000	223,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021			1,500,000	1,323,750

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019			900,000	794,250

OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021			1,000,000	990,000

Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			995,000	942,763

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. unsub. notes 5.298s, 2017 (Russia)			600,000	597,000

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes 5 1/8s, 2022 (Russia)			750,000	693,750

Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020			1,000,000	980,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty sr. notes 8 1/2s, 2018			1,000,000	720,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021			1,151,000	1,033,023

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.902s, 2020 (Russia)			800,000	798,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)			250,000	239,375

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 5.942s, 2023 (Russia)			200,000	185,152

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			1,500,000	1,568,520

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)			2,600,000	2,492,750

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023			2,370,000	2,073,750

				20,747,234
Health care (1.0%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec. notes 7 7/8s, 2023			2,510,000	2,277,825

CHS/Community Health Systems, Inc. company guaranty sr. sub. notes 5 1/8s, 2018			555,000	557,775

Concordia Healthcare Corp. 144A company guaranty sr. unsec. notes 7s, 2023 (Canada)			2,275,000	1,984,938

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022			1,250,000	837,500

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s, 2022 (Netherlands)			870,000	814,538

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 6s, 2023 (Ireland)			1,875,000	1,884,375

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020			610,000	672,525

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub. notes 10 1/2s, 2018			856,000	830,320

Service Corp. International/US sr. unsec. notes 7s, 2017			185,000	195,638

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018			665,000	701,575

Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2020			2,430,000	2,332,800

				13,089,809
Technology (0.6%)

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			1,000,000	665,000

First Data Corp. 144A company guaranty sr. unsec. unsub. notes 7s, 2023			2,000,000	2,015,000

Infor US, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2022			2,500,000	2,181,250

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes 6s, 2020(R)			2,465,000	2,625,225

Micron Technology, Inc. 144A sr. unsec. unsub. notes 5 1/4s, 2023			950,000	769,500

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			1,400,000	532,000

				8,787,975
Utilities and power (0.4%)

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025			1,834,000	1,623,090

EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022			500,000	175,000

EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. sub. notes 9 3/8s, 2020			1,495,000	635,375

NRG Energy, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2022			3,000,000	2,475,000

				4,908,465

Total corporate bonds and notes (cost $173,656,292)				$143,512,576

INVESTMENT COMPANIES (6.9%)(a)
			Shares	Value

Consumer Discretionary Select Sector SPDR Fund			213,600	$15,829,896

Consumer Staples Select Sector SPDR Fund			329,600	16,730,496

Financial Select Sector SPDR			698,400	15,162,264

Health Care Select Sector SPDR Fund			229,000	15,221,630

Industrial Select Sector SPDR Fund			318,000	15,896,820

Utility Select Sector SPDR Fund			365,100	16,582,842

Total investment companies (cost $94,450,010)				$95,423,948

COMMODITY LINKED NOTES (6.5%)(a)(CLN)
			Principal amount	Value

Citigroup, Inc. sr. notes Ser. G, 1-month USD LIBOR less 0.18%, 2016 (Indexed to the CVICF3F0 Index multiplied by 3)			$45,230,000	$47,772,740

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less 0.16%, 2016 (Indexed to the DB Commodity Backwardation Alpha 22 USD Total Return Index multiplied by 3) (United Kingdom)			5,880,000	7,795,116

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			7,296,000	7,439,148

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			12,962,592	13,683,701

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			12,750,000	13,298,250

Total commodity Linked Notes (cost $84,118,592)				$89,988,955

SENIOR LOANS (3.3%)(a)(c)
			Principal amount	Value

Basic materials (0.3%)

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4 1/2s, 2019 (Luxembourg)			$608,495	$600,129

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4 1/2s, 2019 (Luxembourg)			315,719	311,378

Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022			2,516,220	2,462,751

KP Germany Erste GmbH bank term loan FRN 5s, 2020 (Germany)			697,096	694,191

KP Germany Erste GmbH bank term loan FRN 5s, 2020 (Germany)			297,904	296,663

				4,365,112
Communication services (0.2%)

Asurion, LLC bank term loan FRN 8 1/2s, 2021			2,090,000	1,757,168

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020			650,325	590,983

				2,348,151
Consumer cyclicals (1.9%)

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11 1/4s, 2017			1,850,305	1,597,429

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017			1,393,000	1,126,589

Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021			832,325	700,540

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020			1,500,000	1,410,000

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019			2,900,000	2,483,125

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019			1,952,211	1,239,654

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019			575,750	569,513

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019			246,750	244,077

iHeartCommunications, Inc. bank term loan FRN Ser. D, 7.174s, 2019			1,617,000	1,067,894

JC Penney Corp., Inc. bank term loan FRN 6s, 2018			979,900	956,934

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018			542,046	508,846

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020			1,500,000	1,321,250

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1, 5 3/4s, 2023			3,000,000	2,936,667

ROC Finance, LLC bank term loan FRN 5s, 2019			2,054,853	1,825,394

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019			1,697,500	1,675,220

Scientific Games International, Inc. bank term loan FRN Ser. B2, 6s, 2021			1,980,000	1,759,018

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020			1,129,703	1,108,050

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021			2,100,000	1,958,250

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s, 2021 (Luxembourg)			751,383	725,272

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019			929,882	906,635

				26,120,357
Consumer staples (0.4%)

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021			1,000,000	806,667

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023			1,995,000	1,957,594

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021			2,000,000	1,995,626

				4,759,887
Energy (—%)

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020			1,060,000	166,067

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)			385,838	294,202

Vantage Drilling International bank term loan FRN Ser. B, 7 1/2s, 2017 (Cayman Islands) (In default)(NON)			886,342	155,996

				616,265
Financials (0.3%)

Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s, 2020 (Luxembourg)			1,939,740	1,619,683

Capital Automotive LP bank term loan FRN 6s, 2020			2,000,000	1,952,500

Walter Investment Management Corp. bank term loan FRN Ser. B, 4 3/4s, 2020			1,395,445	1,079,725

				4,651,908
Health care (0.1%)

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018			1,311,329	1,271,989

				1,271,989
Technology (0.1%)

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018			1,461,118	1,100,708

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020			593,359	557,757

				1,658,465
Transportation (—%)

Livingston International, Inc. bank term loan FRN 9s, 2020 (Canada)			341,087	303,567

				303,567
Utilities and power (—%)

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.908s, 2017			848,159	253,387

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.908s, 2017			8,705	2,601

				255,988

Total senior loans (cost $53,333,655)				$46,351,689

WARRANTS (1.6%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	209,975	$2,762,906

Ceat, Ltd. 144A (India)	8/15/16	0.00	32,713	453,290

China State Construction Engineering Corp., Ltd. 144A (China)	12/10/17	0.00	2,729,591	2,128,472

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	422,168	2,502,128

Infosys, Ltd. 144A (India)	10/10/16	0.00	266,983	4,581,908

Power Finance Corp., Ltd. 144A (India)	3/9/18	0.00	659,337	1,700,857

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	567,140	1,610,910

Shanghai Automotive Co. (China)	3/2/17	0.00	597,800	1,692,864

Tech Mahindra, Ltd. (India)	12/10/17	0.00	296,950	2,193,521

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	209,142

YES Bank, Ltd. 144A (India)	8/15/16	0.00	148,514	1,633,977

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/29/17	0.00	185,800	527,565

Total warrants (cost $25,243,770)				$21,997,540

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)(a)
			Principal amount	Value

Argentina (Republic of) sr. unsec. notes 8s, 2020 (Argentina)			$958,080	$998,798

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)			1,155,000	1,214,194

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s, 2021 (Argentina)			4,429,748	4,534,955

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)			220,000	238,480

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s, 2017 (Croatia)			475,000	494,238

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s, 2026 (Indonesia)			400,000	407,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s, 2046 (Indonesia)			400,000	414,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s, 2042 (Russia)			1,200,000	1,147,500

Venezuela (Bolivarian Republic of) sr. unsec. bonds 5 3/4s, 2016 (Venezuela)			5,900,000	5,442,095

Total foreign government and agency bonds and notes (cost $14,939,824)				$14,891,260

ASSET-BACKED SECURITIES (0.5%)(a)
			Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017			$3,855,000	$3,855,000
FRB Ser. 15-2, Class A, 1.235s, 2017			2,622,000	2,622,000

Total asset-backed securities (cost $6,477,000)				$6,477,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC

1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875		$16,189,200	$148,941

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625		16,189,200	67,833

Citibank, N.A.

1.775/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.775		16,189,200	79,651

(2.041)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/2.041		16,189,200	16,351

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087		14,863,700	149

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		1,860,700	60,476

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		1,860,700	28,526

Goldman Sachs International

1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149		30,544,600	167,690

1.725/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.725		16,189,200	110,734

1.7785/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.7785		16,189,200	81,917

(2.095)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/2.095		16,189,200	54,072

(2.0435)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/2.0435		16,189,200	15,865

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625		14,863,700	149

Total purchased swap options outstanding (cost $1,027,553)				$832,354

PURCHASED OPTIONS OUTSTANDING (0.7%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/$101.27		$2,000,000	$13,524

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/101.02		2,000,000	11,010

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.25		2,000,000	6,614

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.05		2,000,000	5,758

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/99.63		2,000,000	1,392

SPDR S&P 500 ETF Trust (Put)	Jan-17/145.00		351,523	1,321,786

SPDR S&P 500 ETF Trust (Put)	Dec-16/164.00		337,414	2,083,977

SPDR S&P 500 ETF Trust (Put)	Nov-16/170.00		337,024	2,281,591

SPDR S&P 500 ETF Trust (Put)	Oct-16/163.00		340,415	1,700,131

SPDR S&P 500 ETF Trust (Put)	Sep-16/153.00		351,523	1,061,780

SPDR S&P 500 ETF Trust (Put)	Aug-16/150.00		351,523	780,951

Total purchased options outstanding (cost $11,972,794)				$9,268,514

SHORT-TERM INVESTMENTS (17.7%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.40%, February 3, 2016			$7,725,000	$7,724,892

Putnam Money Market Liquidity Fund 0.31%(AFF)		Shares	1	1

Putnam Short Term Investment Fund 0.39%(AFF)		Shares	127,422,566	127,422,566

SSgA Prime Money Market Fund Class N 0.31%(P)		Shares	27,560,000	27,560,000

U.S. Treasury Bills 0.26%, April 21, 2016(SEG)(SEGSF)(SEGCCS)			$12,525,000	12,516,834

U.S. Treasury Bills 0.07%, April 14, 2016(SEG)(SEGSF)(SEGCCS)			14,350,000	14,341,706

U.S. Treasury Bills 0.07%, April 7, 2016(SEG)(SEGCCS)			9,946,000	9,941,037

U.S. Treasury Bills 0.21%, March 3, 2016(SEG)(SEGSF)(SEGCCS)			15,945,000	15,941,779

U.S. Treasury Bills 0.12%, February 18, 2016(SEG)(SEGSF)(SEGCCS)			14,368,000	14,366,577

U.S. Treasury Bills 0.15%, February 11, 2016(SEG)			11,676,000	11,675,323

U.S. Treasury Bills 0.03%, February 4, 2016(SEG)(SEGSF)			4,438,000	4,437,933

Total short-term investments (cost $245,940,978)				$245,928,648

TOTAL INVESTMENTS

Total investments (cost $1,895,009,578)(b)				$1,847,065,602

FORWARD CURRENCY CONTRACTS at 1/31/16 (aggregate face value $238,896,726) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Sell	4/20/16	$1,065,779	$1,080,450	$14,671
	Canadian Dollar	Sell	4/20/16	1,607,496	1,619,598	12,102
	Euro	Sell	3/16/16	4,560,587	4,520,030	(40,557)
	Hong Kong Dollar	Sell	5/18/16	2,761,661	2,754,113	(7,548)
	Mexican Peso	Buy	4/20/16	1,196,157	1,289,380	(93,223)
	New Taiwan Dollar	Buy	2/17/16	2,424,202	2,414,934	9,268
	New Taiwan Dollar	Sell	2/17/16	2,424,202	2,406,674	(17,528)
	New Zealand Dollar	Buy	4/20/16	153,098	159,206	(6,108)
	Norwegian Krone	Sell	3/16/16	1,785,737	1,779,710	(6,027)
	Swedish Krona	Buy	3/16/16	1,726,935	1,741,656	(14,721)
Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	469,778	476,380	(6,602)
	British Pound	Buy	3/16/16	5,664,678	6,001,019	(336,341)
	Canadian Dollar	Sell	4/20/16	1,097,863	1,106,220	8,357
	Euro	Buy	3/16/16	341,721	410,676	(68,955)
	Japanese Yen	Buy	2/17/16	2,661,108	2,708,488	(47,380)
	Japanese Yen	Sell	2/17/16	2,661,108	2,726,264	65,156
	Mexican Peso	Buy	4/20/16	879,092	957,966	(78,874)
	New Zealand Dollar	Buy	4/20/16	2,828,807	2,923,486	(94,679)
	Norwegian Krone	Sell	3/16/16	29,107	33,172	4,065
	Swedish Krona	Sell	3/16/16	2,106,237	2,124,232	17,995
Citibank, N.A.
	British Pound	Buy	3/16/16	2,750,116	2,751,420	(1,304)
	Canadian Dollar	Sell	4/20/16	2,750,832	2,772,150	21,318
	Euro	Sell	3/16/16	4,179,933	4,101,572	(78,361)
	Japanese Yen	Buy	2/17/16	19,579	26,283	(6,704)
	Mexican Peso	Buy	4/20/16	931,951	1,014,618	(82,667)
	New Zealand Dollar	Buy	4/20/16	8,068,963	8,110,437	(41,474)
	Singapore Dollar	Sell	2/17/16	4,260,911	4,245,732	(15,179)
	South African Rand	Buy	4/20/16	2,760,365	2,735,250	25,115
Credit Suisse International
	Australian Dollar	Buy	4/20/16	772,855	667,044	105,811
	British Pound	Sell	3/16/16	15,105	101,272	86,167
	Canadian Dollar	Sell	4/20/16	1,152,545	1,161,954	9,409
	Euro	Buy	3/16/16	1,315,265	1,404,377	(89,112)
	Hong Kong Dollar	Sell	2/17/16	2,794,203	2,788,990	(5,213)
	Hong Kong Dollar	Sell	5/18/16	2,761,661	2,754,396	(7,265)
	Indian Rupee	Buy	2/17/16	2,064,044	2,102,473	(38,429)
	Indian Rupee	Sell	2/17/16	2,064,044	2,088,888	24,844
	New Taiwan Dollar	Buy	2/17/16	5,629,025	5,576,539	52,486
	New Taiwan Dollar	Sell	2/17/16	5,629,025	5,627,448	(1,577)
	New Zealand Dollar	Buy	4/20/16	428,676	445,241	(16,565)
	Norwegian Krone	Sell	3/16/16	2,727,088	2,637,753	(89,335)
Deutsche Bank AG
	Czech Koruna	Sell	3/16/16	2,746,763	2,721,839	(24,924)
	Euro	Buy	3/16/16	2,749,822	2,767,364	(17,542)
	Japanese Yen	Sell	2/17/16	2,693,499	2,668,986	(24,513)
	New Zealand Dollar	Buy	4/20/16	2,803,345	2,810,825	(7,480)
Goldman Sachs International
	Australian Dollar	Buy	4/20/16	303,007	307,212	(4,205)
	Canadian Dollar	Sell	4/20/16	3,719,341	3,699,325	(20,016)
	Euro	Buy	3/16/16	1,045,769	1,055,858	(10,089)
	Japanese Yen	Sell	2/17/16	2,693,499	2,737,147	43,648
	New Taiwan Dollar	Buy	2/17/16	2,814,304	2,799,791	14,513
	New Taiwan Dollar	Sell	2/17/16	2,814,304	2,841,144	26,840
	New Zealand Dollar	Buy	4/20/16	4,825,726	4,848,070	(22,344)
	Norwegian Krone	Buy	3/16/16	2,163,532	2,098,688	64,844
	Singapore Dollar	Buy	2/17/16	2,826,455	2,799,363	27,092
	Singapore Dollar	Sell	2/17/16	2,826,455	2,833,626	7,171
	South African Rand	Buy	4/20/16	2,760,365	2,749,035	11,330
	Swedish Krona	Sell	3/16/16	2,087,993	2,100,524	12,531
HSBC Bank USA, National Association
	British Pound	Sell	3/16/16	2,106,584	2,221,604	115,020
	Canadian Dollar	Sell	4/20/16	176,112	177,471	1,359
	Euro	Sell	3/16/16	2,118,000	2,097,330	(20,670)
	Hong Kong Dollar	Sell	5/18/16	2,758,102	2,750,846	(7,256)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/20/16	42,451	43,044	593
	British Pound	Buy	3/16/16	3,820,579	3,910,153	(89,574)
	Canadian Dollar	Sell	4/20/16	4,563,994	4,568,477	4,483
	Euro	Buy	3/16/16	558,727	596,472	(37,745)
	Hong Kong Dollar	Sell	2/17/16	2,794,203	2,789,169	(5,034)
	Indian Rupee	Buy	2/17/16	2,876,680	2,915,038	(38,358)
	Indian Rupee	Sell	2/17/16	2,876,680	2,866,294	(10,386)
	Mexican Peso	Buy	4/20/16	2,563,194	2,602,992	(39,798)
	New Taiwan Dollar	Buy	2/17/16	1,870,526	1,864,127	6,399
	New Taiwan Dollar	Sell	2/17/16	1,870,526	1,914,705	44,179
	New Zealand Dollar	Buy	4/20/16	3,727,608	3,762,562	(34,954)
	Norwegian Krone	Sell	3/16/16	2,619,241	2,616,027	(3,214)
	Singapore Dollar	Sell	2/17/16	1,404,841	1,422,777	17,936
	South Korean Won	Buy	2/17/16	732,759	690,782	41,977
	South Korean Won	Sell	5/18/16	2,738,908	2,730,925	(7,983)
	Swedish Krona	Sell	3/16/16	4,211,472	4,238,379	26,907
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	4/20/16	1,084,747	1,085,334	587
	British Pound	Buy	3/16/16	3,039,249	3,128,220	(88,971)
	Canadian Dollar	Sell	4/20/16	2,159,890	2,097,633	(62,257)
	Euro	Sell	3/16/16	7,658,203	7,558,863	(99,340)
	Japanese Yen	Buy	2/17/16	648,324	588,922	59,402
	New Zealand Dollar	Buy	4/20/16	2,176,382	2,284,117	(107,735)
	Norwegian Krone	Sell	3/16/16	3,529,103	3,483,720	(45,383)
	Swedish Krona	Sell	3/16/16	4,526,906	4,544,756	17,850
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/20/16	2,946,575	2,936,269	(10,306)
	Norwegian Krone	Sell	3/16/16	1,493,683	1,498,476	4,793
	South Korean Won	Sell	2/17/16	3,572,125	3,608,413	36,288
UBS AG
	Australian Dollar	Buy	4/20/16	995,333	1,009,039	(13,706)
	British Pound	Sell	3/16/16	2,106,584	2,221,397	114,813
	Canadian Dollar	Sell	4/20/16	8,514,130	8,334,336	(179,794)
	Japanese Yen	Buy	2/17/16	2,141,195	2,143,268	(2,073)
WestPac Banking Corp.
	Australian Dollar	Sell	4/20/16	1,788,779	1,756,515	(32,264)
	Canadian Dollar	Sell	4/20/16	2,738,625	2,759,491	20,866
	Euro	Sell	3/16/16	1,381,414	1,356,648	(24,766)
	Japanese Yen	Buy	2/17/16	2,729,092	2,790,232	(61,140)
	Japanese Yen	Sell	2/17/16	2,729,092	2,745,615	16,523

Total						$(1,250,840)

FUTURES CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	8	$2,113,736	Mar-16	$353
Euro STOXX 50 Index (Long)	626	20,534,262	Mar-16	(1,449,537)
Euro-CAC 40 Index (Long)	30	1,433,531	Feb-16	22,268
FTSE 100 Index (Long)	46	3,937,310	Mar-16	22,654
S&P 500 Index E-Mini (Long)	39	3,763,695	Mar-16	235,580
S&P 500 Index E-Mini (Short)	2,681	258,729,905	Mar-16	9,016,200
S&P Mid Cap 400 Index E-Mini (Long)	536	70,473,280	Mar-16	(4,018,165)
Tokyo Price Index (Long)	88	$10,459,836	Mar-16	(1,084,835)
U.S. Treasury Bond 30 yr (Long)	12	1,932,375	Mar-16	86,314
U.S. Treasury Bond Ultra 30 yr (Short)	83	13,793,563	Mar-16	(687,300)
U.S. Treasury Note 2 yr (Long)	217	47,441,625	Mar-16	264,037
U.S. Treasury Note 5 yr (Short)	320	38,615,000	Mar-16	(642,957)
U.S. Treasury Note 10 yr (Long)	2,273	294,531,078	Mar-16	5,803,867

Total				$7,568,479

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/16 (premiums $2,787,097) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC

1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$8,094,600	$78,760
(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	8,094,600	152,259
Citibank, N.A.

2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	14,863,700	59
2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	14,863,700	134
1.908/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.908	8,094,600	27,926
(1.908)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.908	8,094,600	95,354
Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	1,860,700	117,038
Goldman Sachs International

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	29,727,400	297
1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	30,544,600	2,138
1.911/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.911	8,094,600	27,198
1.91/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	8,094,600	67,023
(1.911)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.911	8,094,600	96,974
(1.91)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	8,094,600	121,419
JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,163,902

Total			$1,950,481

WRITTEN OPTIONS OUTSTANDING at 1/31/16 (premiums $928,460) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/$100.54	$2,000,000	$7,250
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.29	2,000,000	6,012
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.81	2,000,000	4,126
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.50	2,000,000	3,490
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.56	2,000,000	3,354
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.30	2,000,000	2,976
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.75	2,000,000	1,902
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.55	2,000,000	1,596
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.84	2,000,000	600
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.05	2,000,000	256
SPDR S&P 500 ETF Trust (Call)	Feb-16/202.00	625,173	365,482
SPDR S&P 500 ETF Trust (Call)	Feb-16/200.00	312,429	223,759
SPDR S&P 500 ETF Trust (Call)	Feb-16/198.50	311,347	242,166
SPDR S&P 500 ETF Trust (Call)	Feb-16/204.00	311,510	6,249

Total			$869,218

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.

2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	$1,313,825	$(32,193)	$15,359
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	1,313,825	(33,383)	9,000
1.1925/3 month USD-LIBOR-BBA/Mar-21 (Purchased)	Mar-16/1.1925	44,943,000	(130,335)	6,777
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	2,816,100	(18,620)	(3,672)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	5,632,100	(39,566)	(9,659)
(1.5075)/3 month USD-LIBOR-BBA/Mar-21 (Purchased)	Mar-16/1.5075	44,943,000	(130,335)	(10,153)
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	1,313,825	(34,958)	(27,623)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	1,313,825	(36,787)	(30,514)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	5,754,600	38,124	35,621
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	5,754,600	36,787	33,808
1.35/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-16/1.35	22,471,500	130,335	7,827
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	5,632,100	17,245	(6,871)
(1.35)/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-16/1.35	22,471,500	130,335	(11,121)
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	11,264,200	36,045	(12,391)
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	5,754,600	33,131	(27,047)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	5,754,600	32,801	(35,275)

Total			$(1,374)	$(65,934)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/16 (proceeds receivable $206,513,555) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s, February 1, 2046	$1,000,000	2/11/16	$1,116,094
Federal National Mortgage Association, 4s, February 1, 2046	1,000,000	2/11/16	1,068,203
Federal National Mortgage Association, 3 1/2s, February 1, 2046	24,000,000	2/11/16	25,134,845
Federal National Mortgage Association, 3s, February 1, 2046	176,000,000	2/11/16	179,616,254

Total			$206,935,396

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

				Upfront		Payments	Payments	Unrealized
				premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

		$3,271,000		$(17,033)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$117,140
		3,271,000		44,789	9/30/25	2.3975%	3 month USD-LIBOR-BBA	(163,493)
		3,271,000		(28,808)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	142,403
		13,468,800		(78,970)	10/9/25	3 month USD-LIBOR-BBA	2.155%	463,885
		6,734,400		78,704	10/9/25	2.3225%	3 month USD-LIBOR-BBA	(299,202)
		6,734,400		(44,664)	10/28/25	3 month USD-LIBOR-BBA	2.055%	156,289
		3,367,200		42,908	10/28/25	2.235%	3 month USD-LIBOR-BBA	(114,727)
		13,468,800		(97,153)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	333,281
		6,734,400		93,519	10/28/25	2.2625%	3 month USD-LIBOR-BBA	(239,199)
		6,734,400		(43,863)	10/29/25	3 month USD-LIBOR-BBA	2.12%	198,887
		3,367,200		43,729	10/29/25	2.31%	3 month USD-LIBOR-BBA	(138,005)
		10,101,600		(63,773)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	253,639
		5,050,800		63,573	10/27/25	2.25%	3 month USD-LIBOR-BBA	(180,273)
		5,050,800		41,855	9/29/25	2.235%	3 month USD-LIBOR-BBA	(202,526)
		7,154,000		(94)	9/29/25	2.162%	3 month USD-LIBOR-BBA	(296,966)
		3,639,000		(48)	9/30/25	2.07%	3 month USD-LIBOR-BBA	(119,242)
		3,041,000		(40)	10/28/25	2.013%	3 month USD-LIBOR-BBA	(78,745)
		1,010,200		(13)	10/28/25	2.044%	3 month USD-LIBOR-BBA	(29,142)
		8,265,700		66,017	12/2/25	2.119%	3 month USD-LIBOR-BBA	(207,062)
		8,074,000		(107)	11/12/25	2.2225%	3 month USD-LIBOR-BBA	(355,330)
		1,309,300		(17)	12/7/25	2.1765%	3 month USD-LIBOR-BBA	(49,891)
		19,592,000	(E)	(236,113)	3/16/21	3 month USD-LIBOR-BBA	1.70%	125,751
		124,963,000	(E)	(77,805)	3/16/21	1.70%	3 month USD-LIBOR-BBA	(2,385,872)
		582,271,800	(E)	(1,005,905)	3/16/26	3 month USD-LIBOR-BBA	2.20%	19,146,521
		20,606,000	(E)	18,851	3/16/26	2.20%	3 month USD-LIBOR-BBA	(694,323)
		2,618,500		19,604	12/7/25	3 month USD-LIBOR-BBA	2.14%	110,327
		3,491,500		27,362	12/9/25	3 month USD-LIBOR-BBA	2.245%	(127,546)
		4,176,000		(55)	11/18/25	3 month USD-LIBOR-BBA	2.128%	145,130
		2,027,400		(27)	11/24/25	2.09%	3 month USD-LIBOR-BBA	(62,506)
		2,893,000		(38)	12/1/25	3 month USD-LIBOR-BBA	2.115%	94,626
		1,309,300		(17)	12/7/25	2.169%	3 month USD-LIBOR-BBA	(48,959)
		18,135,000		(239)	12/9/25	3 month USD-LIBOR-BBA	2.14%	625,157
		18,135,000		(239)	12/9/25	3 month USD-LIBOR-BBA	2.11%	573,956
		17,492,000	(E)	(132,953)	3/16/46	3 month USD-LIBOR-BBA	2.65%	1,287,747
		158,205,000	(E)	(859,329)	3/16/18	3 month USD-LIBOR-BBA	1.20%	154,765
		238,065,000	(E)	247,423	3/16/18	1.20%	3 month USD-LIBOR-BBA	(1,278,575)
		132,819,000	(E)	(628,273)	3/16/26	2.1558%	3 month USD-LIBOR-BBA	(4,675,268)
		6,624,000		(62)	1/19/21	1.4525%	3 month USD-LIBOR-BBA	(55,839)
		1,351,580		(18)	12/23/25	3 month USD-LIBOR-BBA	2.1275%	43,593
		4,959,400		(65)	12/30/25	3 month USD-LIBOR-BBA	2.195%	189,817
		2,716,000		(10)	1/4/18	3 month USD-LIBOR-BBA	1.1875%	19,693
		1,112,500		(10)	1/4/21	1.7735%	3 month USD-LIBOR-BBA	(27,505)
		4,771,600		(18)	1/4/18	3 month USD-LIBOR-BBA	1.18997%	34,797
		2,716,000		(10)	1/4/18	3 month USD-LIBOR-BBA	1.1845%	19,524
		1,112,500		(10)	1/4/21	1.776%	3 month USD-LIBOR-BBA	(27,640)
		1,112,500		(10)	1/4/21	1.779%	3 month USD-LIBOR-BBA	(27,810)
		7,487,600		(28)	1/4/18	3 month USD-LIBOR-BBA	1.1895%	54,527
		2,716,000		(10)	1/4/18	3 month USD-LIBOR-BBA	1.1825%	19,411
		1,112,500		(10)	1/4/21	1.76%	3 month USD-LIBOR-BBA	(26,770)
		20,960,000		(277)	1/4/26	2.2205%	3 month USD-LIBOR-BBA	(845,368)
		158,636,000	(E)	380,561	3/16/26	2.237%	3 month USD-LIBOR-BBA	(5,658,712)
		75,074,000		(282)	1/19/18	0.9855%	3 month USD-LIBOR-BBA	(224,359)
		14,034,000		(185)	1/19/26	3 month USD-LIBOR-BBA	1.935%	177,643
		8,054,000		(274)	1/19/46	3 month USD-LIBOR-BBA	2.3835%	185,860
		5,385,900		(71)	1/26/26	3 month USD-LIBOR-BBA	1.92%	58,762
		5,891,300		(42)	1/25/26	3 month USD-LIBOR-BBA	1.9175%	63,167
		5,875,600		(78)	1/26/26	3 month USD-LIBOR-BBA	1.93%	69,636
	AUD	78,380,000		(206)	1/28/18	3 month AUD-BBR-BBSW	2.061%	26,394
	AUD	26,662,000		(246)	1/28/26	6 month AUD-BBR-BBSW	2.77%	38,690
	AUD	27,624,000		(156)	1/28/21	2.38%	6 month AUD-BBR-BBSW	(25,586)
	CAD	18,565,000		(106)	1/29/21	3 month CAD-BA-CDOR	0.9575%	(783)
	CAD	37,764,000		(354)	1/27/26	3 month CAD-BA-CDOR	1.631%	60,453
	CAD	61,023,000		(348)	1/27/21	0.9875%	3 month CAD-BA-CDOR	(65,163)
	CAD	51,829,000		(138)	1/29/18	3 month CAD-BA-CDOR	0.70617%	(3,634)
	CHF	1,000		—	1/29/18	6 month CHF-LIBOR-BBA	0.725%	(1)
	CHF	48,962,000		(387)	1/29/21	6 month CHF-LIBOR-BBA	0.455%	(149,632)
	CHF	7,281,000		(94)	1/29/26	6 month CHF-LIBOR-BBA	0.0425%	45,327
	EUR	42,107,000	(E)	(917,598)	3/16/26	6 month EUR-EURIBOR-REUTERS	1.00%	487,329
	EUR	53,289,000	(E)	965,307	3/16/21	0.50%	6 month EUR-EURIBOR-REUTERS	(234,280)
	GBP	10,540,000	(E)	(726,622)	3/16/26	6 month GBP-LIBOR-BBA	2.25%	186,650
	GBP	22,423,000	(E)	674,016	3/16/21	1.75%	6 month GBP-LIBOR-BBA	(232,101)
	GBP	116,989,000	(E)	1,974,506	3/16/18	1.50%	6 month GBP-LIBOR-BBA	(364,255)
	NOK	180,976,000		(167)	1/29/21	1.1787%	6 month NOK-NIBOR-NIBR	(63,804)
	NOK	172,650,000		(263)	1/29/26	6 month NOK-NIBOR-NIBR	1.685%	109,335
	NOK	189,164,000		(82)	1/29/18	0.8925%	6 month NOK-NIBOR-NIBR	(1,535)
	NZD	4,752,000		(41)	2/2/26	3.41%	3 month NZD-BBR-FRA	482
	NZD	15,273,000		(131)	1/29/26	3 month NZD-BBR-FRA	3.4225%	12,544
	NZD	62,289,000		(325)	1/29/21	2.99%	3 month NZD-BBR-FRA	(93,337)
	NZD	80,161,000		(195)	1/29/18	2.66%	3 month NZD-BBR-FRA	(45,814)
	SEK	110,202,000		(104)	1/29/21	0.45125%	3 month SEK-STIBOR-SIDE	(48,898)
	SEK	127,244,000		(196)	1/29/26	3 month SEK-STIBOR-SIDE	1.335%	102,239

	Total			$(182,081)	$5,965,699
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	2,872,363	$—	1/25/17	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF7) of common stocks	$7,085,044
units	73,041	—	1/25/17	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(13,382,053)
Barclays Bank PLC
	$580,157	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(8,867)
	2,144,224	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(32,433)
	448,886	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	3,360
	197,044	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,327)
	793,975	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	5,943
	92,717	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,446)
	27,264	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(130)
	2,939,809	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	22,003
	4,584,316	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	30,481
	3,037,451	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	20,196
	6,473	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	43
	905,108	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(4,320)
	816,474	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(10,772)
	517,586	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(6,829)
	644,502	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,066)
	870,561	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	10,943
	1,370,178	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	18,733
	3,281,761	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(11,226)
	2,823,041	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,326
	15,040,192	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	73,337
	14,562,572	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(57,319)
Citibank, N.A.
	1,027,421	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,010
	487,158	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,375
	1,446,600	—	12/16/25	1.805%	USA Non Revised Consumer Price Index- Urban (CPI-U)	13,424
baskets	644,765	—	11/10/16	3 month USD-LIBOR-BBA minus 0.45%	A basket (CGPUTS42) of common stocks	(2,076,048)
baskets	676	—	12/16/16	(3 month USD-LIBOR-BBA plus 0.42%)	A basket (CGPUTQL2) of common stocks	3,107,580
units	106,667	—	3/18/16	3 month USD-LIBOR-BBA minus 0.15%	MSCI Emerging Markets TR Net USD	2,107,004
units	48,917	—	10/17/16	3 month USD-LIBOR-BBA minus 0.30%	MSCI Emerging Markets TR Net USD	(590,506)
units	15,056	—	11/23/16	3 month USD-LIBOR-BBA plus 0.10%	Russell 1000 Total Return Index	(2,631,456)
Credit Suisse International
	$613,935	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,994
	1,560,889	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(20,594)
	1,626,622	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	20,447
	1,355,877	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	17,044
	3,264,773	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(43,075)
	912,864	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13,809)
	1,829,275	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(26,439)
	868,499	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(12,553)
	1,960,728	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(26,806)
	2,740,356	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(37,465)
	124,974	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(1,709)
	2,015,014	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(30,479)
	6,038,422	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(121,530)
	4,345,704	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(87,462)
	4,253,714	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(80,742)
Deutsche Bank AG
units	557,144	—	8/8/16	(3 month USD-LIBOR-BBA plus 0.31%)	DB Custom PT Long 11 PR Index	984,367
units	557,414	—	8/8/16	3 month USD-LIBOR-BBA minus 0.45%	DB Custom PT Short 11 PR	(335,388)
Goldman Sachs International
	$693,260	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,298)
	534,799	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(2,544)
	1,712,568	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(11,529)
	964,604	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(4,589)
	1,440,243	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(22,012)
	1,440,243	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(22,012)
	709,218	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,792)
	266,457	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,049)
	276,342	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,309)
	7,516	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(51)
	663,202	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(4,465)
	971,553	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,824)
	50,406	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(198)
	134,377	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(529)
	17,725	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(84)
	759,741	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,615)
	2,351,495	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(35,939)
	2,178,548	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(33,295)
	1,244,254	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(8,377)
	1,066,950	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(15,191)
	150,019	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,269)
	2,356,898	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	29,627
	3,335,966	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(48,215)
	1,848,662	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(26,719)
	72,698,717	—	10/5/25	(1.7211%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(562,688)
	62,531,283	—	10/6/25	(1.72%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(470,861)
	4,312,270	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(86,789)
	1,990,514	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	27,214
baskets	2,079,410	—	12/15/20	(1 month USD-LIBOR-BBA plus 0.44%)	A basket (GSCBPUR1) of common stocks	6,124,097
units	1,196,043	—	12/15/20	(0.45%)	Goldman Sachs Volatility Carry US Scaled 3x Excess Return Strategy	(316,203)
units	18,233	—	12/12/16	1 month USD-LIBOR-BBA minus 0.17%	MSCI Emerging Markets TR Net USD	(255,892)
JPMorgan Chase Bank N.A.
	$1,026,637	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(15,529)
	314,468	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,757)
	2,490,911	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(37,677)
	2,357,205	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	29,631
baskets	2,006,155	—	10/28/16	3 month USD-LIBOR-BBA minus 0.44%	A basket (JPCMPTSH) of common stocks	10,234,338
UBS AG
units	342,704	—	8/19/15	1 month USD-LIBOR-BBA minus 0.25%	MSCI Emerging Markets TR Net USD	(4,141,255)

Total		$—	$4,184,156

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$4,785	$70,000	5/11/63	300 bp	$(1,474)
	CMBX NA BBB- Index	BBB-/P	9,522	158,000	5/11/63	300 bp	(4,606)
	CMBX NA BBB- Index	BBB-/P	19,446	315,000	5/11/63	300 bp	(8,720)
	CMBX NA BBB- Index	BBB-/P	18,582	326,000	5/11/63	300 bp	(10,568)
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	31,595	285,000	5/11/63	300 bp	6,111
	CMBX NA BBB- Index	BBB-/P	4,351	774,000	1/17/47	300 bp	(96,205)
	Credit Suisse International
	CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	941,200
	CMBX NA BBB- Index	BBB-/P	492,530	44,960,000	5/11/63	300 bp	(3,527,643)
	CMBX NA BBB- Index	BBB-/P	49,453	851,000	1/17/47	300 bp	(61,106)
	CMBX NA BBB- Index	BBB-/P	41,173	1,023,000	1/17/47	300 bp	(91,732)
	CMBX NA BBB- Index	BBB-/P	29,717	1,031,000	1/17/47	300 bp	(104,227)
	CMBX NA BBB- Index	BBB-/P	44,254	1,049,000	1/17/47	300 bp	(92,028)
	CMBX NA BBB- Index	BBB-/P	89,707	1,528,000	1/17/47	300 bp	(108,806)
	CMBX NA BBB- Index	BBB-/P	84,504	1,976,000	1/17/47	300 bp	(172,211)
	CMBX NA BBB- Index	BBB-/P	200,439	2,490,000	1/17/47	300 bp	(123,053)
	CMBX NA BBB- Index	BBB-/P	89,181	3,094,000	1/17/47	300 bp	(312,781)
	CMBX NA BBB- Index	BBB-/P	141,755	3,136,000	1/17/47	300 bp	(265,664)
	CMBX NA BBB- Index	BBB-/P	164,933	3,946,000	1/17/47	300 bp	(347,718)
	CMBX NA BBB- Index	BBB-/P	271,219	3,953,000	1/17/47	300 bp	(242,341)
	CMBX NA BBB- Index	BBB-/P	134,816	5,157,000	1/17/47	300 bp	(535,164)
	CMBX NA BBB- Index	BBB-/P	272,873	6,515,000	1/17/47	300 bp	(573,534)
	CMBX NA BBB- Index	BBB-/P	339,954	9,911,000	1/17/47	300 bp	(947,650)
	CMBX NA BBB- Index	BBB-/P	3,389,735	30,702,000	1/17/47	300 bp	(598,967)
	CMBX NA BBB- Index	BBB-/P	2,443,449	68,652,000	1/17/47	300 bp	(6,475,590)
	Goldman Sachs International
	CMBX NA BBB- Index	BBB-/P	(3,830)	839,000	5/11/63	300 bp	(78,850)
	CMBX NA BBB- Index	BBB-/P	2,551	715,000	1/17/47	300 bp	(90,339)
	CMBX NA BBB- Index	BBB-/P	2,562	718,000	1/17/47	300 bp	(90,718)
	CMBX NA BBB- Index	BBB-/P	6,292	1,472,000	1/17/47	300 bp	(184,945)
	CMBX NA BBB- Index	BBB-/P	5,248	1,472,000	1/17/47	300 bp	(185,989)
	CMBX NA BBB- Index	BBB-/P	5,248	1,472,000	1/17/47	300 bp	(185,989)
	CMBX NA BBB- Index	BBB-/P	12,449	1,599,000	1/17/47	300 bp	(195,288)
	CMBX NA BBB- Index	BBB-/P	17,229	1,730,000	1/17/47	300 bp	(207,527)
	CMBX NA BBB- Index	BBB-/P	11,227	2,862,000	1/17/47	300 bp	(360,594)
	CMBX NA BBB- Index	BBB-/P	3,249	3,008,000	1/17/47	300 bp	(387,544)
	CMBX NA BBB- Index	BBB-/P	162,227	6,016,000	1/17/47	300 bp	(619,351)
	CMBX NA BB Index	—	(16,688)	1,951,000	5/11/63	(500 bp)	233,680
	CMBX NA BB Index	—	6,816	665,000	5/11/63	(500 bp)	92,154
	CMBX NA BB Index	—	775	638,000	5/11/63	(500 bp)	82,648
	CMBX NA BB Index	—	10,419	619,000	5/11/63	(500 bp)	89,854
	CMBX NA BB Index	—	(2,216)	209,000	5/11/63	(500 bp)	24,604
	CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	17,809
	CMBX NA BB Index	—	2,419	107,000	5/11/63	(500 bp)	16,151
	CMBX NA BB Index	—	(1,180)	592,000	1/17/47	(500 bp)	100,068
	CMBX NA BBB- Index	—	(88,962)	1,043,000	5/11/63	(300 bp)	4,473
	CMBX NA BBB- Index	BBB-/P	(136)	51,000	5/11/63	300 bp	(4,697)
	CMBX NA BBB- Index	BBB-/P	(1,407)	129,000	5/11/63	300 bp	(12,942)
	CMBX NA BBB- Index	BBB-/P	4,501	394,000	5/11/63	300 bp	(30,729)
	CMBX NA BBB- Index	BBB-/P	17,485	584,000	1/17/47	300 bp	(58,387)
	CMBX NA BBB- Index	BBB-/P	21,796	1,034,000	1/17/47	300 bp	(112,537)
	CMBX NA BBB- Index	BBB-/P	45,269	1,049,000	1/17/47	300 bp	(91,014)
	CMBX NA BBB- Index	BBB-/P	42,227	1,049,000	1/17/47	300 bp	(94,055)
	CMBX NA BBB- Index	BBB-/P	42,227	1,049,000	1/17/47	300 bp	(94,055)
	CMBX NA BBB- Index	BBB-/P	44,437	1,069,000	1/17/47	300 bp	(94,444)
	CMBX NA BBB- Index	BBB-/P	46,148	1,523,000	1/17/47	300 bp	(151,715)
	CMBX NA BBB- Index	BBB-/P	11,822	1,535,000	1/17/47	300 bp	(187,600)
	CMBX NA BBB- Index	BBB-/P	67,933	2,132,000	1/17/47	300 bp	(209,049)
	CMBX NA BBB- Index	BBB-/P	300,164	2,164,000	1/17/47	300 bp	19,024
	CMBX NA BBB- Index	BBB-/P	122,252	2,959,000	1/17/47	300 bp	(262,171)
	CMBX NA BBB- Index	BBB-/P	30,674	3,984,000	1/17/47	300 bp	(486,914)
	JPMorgan Securities LLC
	CMBX NA BBB- Index	—	(11,101)	2,063,000	5/11/63	(300 bp)	173,366
	CMBX NA BBB- Index	—	(48,754)	2,032,000	5/11/63	(300 bp)	132,941
	CMBX NA BBB- Index	—	(26,179)	1,016,000	5/11/63	(300 bp)	64,668
	CMBX NA BBB- Index	BBB-/P	56,214	1,016,000	1/17/47	300 bp	(75,782)
	CMBX NA BBB- Index	BBB-/P	107,172	2,032,000	1/17/47	300 bp	(156,819)
	CMBX NA BBB- Index	BBB-/P	53,932	2,063,000	1/17/47	300 bp	(214,087)

	Total		$9,278,943	$(17,627,168)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2016. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
			received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	NA HY Series 25 Index	B+/P	$56,076	$17,233,000	12/20/20	500 bp	$137,646

	Total		$56,076	$137,646

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2016. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,385,768,121.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $1,897,528,498, resulting in gross unrealized appreciation and depreciation of $49,996,132 and $100,459,028, respectively, or net unrealized depreciation of $50,462,896.
(NON)	This security is non-income-producing.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$1	$3,414,550	$3,414,550	$52	$1
	Putnam Short Term Investment Fund*	115,794,966	227,406,934	215,779,334	77,545	127,422,566
	Totals	$115,794,967	$230,821,484	$219,193,884	$77,597	$127,422,567
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $863,311,396 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $35,040,655 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $35,572,876 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$8,077,089	$3,695,866	$—
Capital goods	36,201,633	—	—
Communication services	29,477,926	7,799,780	—
Consumer cyclicals	65,908,567	10,750,563	—
Consumer staples	59,418,979	5,932,805	—
Energy	26,918,521	1,418,248	—
Financials	75,329,252	38,302,768	—
Health care	56,602,358	2,825,848	—
Technology	66,389,780	20,814,748	—
Transportation	7,850,123	7,069,847	—
Utilities and power	16,509,931	6,720,737	—
Total common stocks	448,684,159	105,331,210	—
Asset-backed securities	$—	$—	$6,477,000
Commodity linked notes	—	89,988,955	—
Corporate bonds and notes	—	143,512,576	—
Foreign government and agency bonds and notes	—	14,891,260	—
Investment companies	95,423,948	—	—
Mortgage-backed securities	—	162,009,198	21,605,418
Purchased options outstanding	—	9,268,514	—
Purchased swap options outstanding	—	832,354	—
Senior loans	—	46,351,689	—
U.S. government and agency mortgage obligations	—	434,584,877	—
U.S. treasury obligations	—	178,256	—
Warrants	—	21,997,540	—
Short-term investments	154,982,567	90,946,081	—

Totals by level	$699,090,674	$1,119,892,510	$28,082,418

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,250,840)	$—
Futures contracts	7,568,479	—	—
Written options outstanding	—	(869,218)	—
Written swap options outstanding	—	(1,950,481)	—
Forward premium swap option contracts	—	(65,934)	—
TBA sale commitments	—	(206,935,396)	—
Interest rate swap contracts	—	6,147,780	—
Total return swap contracts	—	4,184,156	—
Credit default contracts	—	(26,824,541)	—

Totals by level	$7,568,479	$(227,564,474)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of October 31, 2015	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of January 31, 2016

Asset-backed securities	$6,477,000	—	—	—	—	—	—	—	$6,477,000
Mortgage-backed securities	$14,343,168	(616,809)	5,134	(77,791)	2,875,458	(406,464)	7,554,773	(2,072,051)	$21,605,418

Totals	$20,820,168	$(616,809)	$5,134	$(77,791)	$2,875,458	$(406,464)	$7,554,773	$(2,072,051)	$28,082,418

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $77,791 related to Level 3 securities still held at period end.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$2,381,378	$29,205,919
Foreign exchange contracts	1,194,708	2,445,548
Equity contracts	70,167,241	31,118,994
Interest rate contracts	37,650,861	29,585,918

Total	$111,394,188	$92,356,379

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$2,100,000
Purchased TBA commitment option contracts (contract amount)		$8,500,000
Purchased swap option contracts (contract amount)		$305,700,000
Written equity option contracts (contract amount)		$1,500,000
Written TBA commitment option contracts (contract amount)		$17,000,000
Written swap option contracts (contract amount)		$278,500,000
Futures contracts (number of contracts)		6,000
Forward currency contracts (contract amount)		$346,800,000
Centrally cleared interest rate swap contracts (notional)		$2,068,700,000
OTC total return swap contracts (notional)		$2,158,300,000
OTC credit default contracts (notional)		$247,000,000
Centrally cleared credit default contracts (notional)		$112,500,000
Warrants (number of warrants)		5,600,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	—	—	5,552,418	—	—	—	—	—	—	—	—	—	—	—	—	5,552,418
	OTC Total return swap contracts*#	7,085,044	198,365	—	5,235,393	40,485	984,367	6,180,938	—	10,263,969	—	—	—	—	—	—	29,988,561
	OTC Credit default contracts*#	—	—	—	—	1,091,300	—	751,499	—	—	457,009	—	—	—	—	—	2,299,808
	Centrally cleared credit default contracts§	—	—	62,569	—	—	—	—	—	—	—	—	—	—	—	—	62,569
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,603,642	—	—	—	—	1,603,642
	Forward currency contracts#	36,041	95,573	—	46,433	278,717	—	207,969	116,379	142,474	—	—	77,839	41,081	114,813	37,389	1,194,708
	Forward premium swap option contracts#	—	—	—	—	—	—	—	—	108,392	—	—	—	—	—	—	108,392
	Purchased swap options#	—	216,774	—	96,151	89,002	—	430,427	—	—	—	—	—	—	—	—	832,354
	Purchased options#	—	—	—	3,981,722	—	—	—	—	5,286,792	—	—	—	—	—	—	9,268,514

	Total Assets	$7,121,085	$510,712	$5,614,987	$9,359,699	$1,499,504	$984,367	$7,570,833	$116,379	$15,801,627	$457,009	$1,603,642	$77,839	$41,081	$114,813	$37,389	$50,910,966

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	3,661,277	—	—	—		—	—	—	—	—	—	—	—	3,661,277
	OTC Total return swap contracts*#	13,382,053	137,735	—	5,298,010	502,663	335,388	1,949,338	—	57,963	—	—	—	—	4,141,255	—	25,804,405
	OTC Credit default contracts*#	77,703	126,040	—	—	22,859,907	—	5,478,263	—	—	664,006	—	—	—	—	—	29,205,919
	Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	2,665,958	—	—	—	—	2,665,958
	Forward currency contracts#	185,712	632,831	—	225,689	247,496	74,459	56,654	27,926	267,046	—	—	403,686	10,306	195,573	118,170	2,445,548
	Forward premium swap option contracts#	—	—	—	—	—	—	—	—	174,326	—	—	—	—	—	—	174,326
	Written swap options#	—	231,019	—	123,473	117,038	—	315,049	—	1,163,902	—	—	—	—	—	—	1,950,481
	Written options#	607,648	—	—	6,249	—	—	—	—	255,321	—	—	—	—	—	—	869,218

	Total Liabilities	$14,253,116	$1,127,625	$3,661,277	$5,653,421	$23,727,104	$409,847	$7,799,304	$27,926	$1,918,558	$664,006	$2,665,958	$403,686	$10,306	$4,336,828	$118,170	$66,777,132

	Total Financial and Derivative Net Assets	$(7,132,031)	$(616,913)	$1,953,710	$3,706,278	$(22,227,600)	$574,520	$(228,471)	$88,453	$13,883,069	$(206,997)	$(1,062,316)	$(325,847)	$30,775	$(4,222,015)	$(80,781)	$(15,866,166)
	Total collateral received (pledged)##†	$(4,550,776)	$(616,913)	$—	$3,706,278	$(22,227,600)	$(779,504)	$(228,471)	$88,453	$13,883,069	$(206,997)	$—	$(325,847)	$30,775	$(229,862)	$—
	Net amount	$(2,581,255)	$—	$1,953,710	$—	$—	$1,354,024	$—	$—	$—	$—	$(1,062,316)	$—	$—	$(3,992,153)	$(80,781)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 25, 2016